UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023 (March 1, 2023)

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

1.	Fifth Amendment to Loan Agreement

On March 1, 2023 (the “Fifth Amendment Effective Date”), TeraWulf Inc. (the “Company”) entered into an amendment (the “Fifth Amendment”) to its Loan, Guaranty and Security Agreement, dated as of December 1, 2021 (as amended, modified or supplemented from time to time, the “Loan Agreement”), by and among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto (the “Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent.

The Fifth Amendment eliminates mandatory amortization of the term loans under the Loan Agreement (the “Term Loans”) through April 8, 2024, as long as the Company receives aggregate net proceeds of at least $33.5 million from the issuance of equity or equity-linked securities by March 15, 2023 (such condition, the “Amortization Relief Condition”). The Company expects to satisfy the Amortization Relief Condition by March 15, 2023. Additionally, the Fifth Amendment provides for an excess cash flow sweep in place of scheduled principal payments, which will automatically extend to the maturity of the Term Loans on December 1, 2024 in the event the Company repays at least $40 million of the Term Loans by April 1, 2024.  Concurrent with the execution of the Fifth Amendment, the Lenders appointed a non-voting observer (the “Observer”) to the Company’s board of directors (the “Board”). The Lenders also have the right to appoint a member of the Company’s Board (the “Lender Designee”), as long as such Lender Designee is reasonably acceptable to the Company. Additionally, pursuant to the Fifth Amendment, the Company established a strategic review committee which will consider and monitor the strategic direction and opportunities available to the Company and make related recommendations to the Company’s Board and management.

The descriptions of the provisions of the Fifth Amendment are qualified in their entirety by reference to the full and complete terms of the Fifth Amendment which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

2.	Warrant Agreement

On March 1, 2023, in connection with the execution of the Fifth Amendment, the Company entered into a Warrant Agreement (the “Warrant Agreement”) to issue the following warrants to the lenders: (i) 26,666,669 warrants to purchase an aggregate number of shares of the Company’s common stock equal to 10.0% of the fully diluted equity of the Company as of the Fifth Amendment Effective Date with an exercise price of $0.01 per share of the Company’s common stock (the “Penny Warrants”) and (ii) 13,333,333 warrants to purchase an aggregate number of shares of the Company’s common stock equal to 5.0% of the fully diluted equity of the Company as of the Fifth Amendment Effective Date with an exercise price of $1.00 per share of the Company’s common stock (the “Dollar Warrants”). The Penny Warrants are exercisable during the period beginning on April 1, 2024 and ending at 5:00 p.m., New York City time, on December 31, 2025, and the Dollar Warrants are exercisable during the period beginning on April 1, 2024 and ending at 5:00 p.m., New York City time, on December 31, 2026.

The descriptions of the provisions of the Warrant Agreement are qualified in their entirety by reference to the full and complete terms of the Warrant Agreement which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

3.	Registration Rights Agreement

In connection with the issuance of the warrants pursuant to the Warrant Agreement, the Company and the Lenders entered into a Registration Rights Agreement, dated as of March 1, 2023, pursuant to which the Company has agreed to provide customary shelf and piggyback registration rights to the Lenders with respect to the common stock issuable upon exercise of the warrants described above.

The description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the full and complete terms of the Registration Rights Agreement which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation.

To the extent applicable, the information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent applicable, the disclosures set forth above in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein. The securities issuable upon conversion of the warrants disclosed under Item 1.01 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of issuance of the warrants, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Fifth Amendment to Loan, Guaranty and Security Agreement, dated as of March 1, 2023, by and among TeraWulf Inc. certain subsidiaries thereto, the lenders from time to time party thereto and Wilmington Trust, National Association.
4.1	Warrant Agreement, dated as of March 1, 2023, by and among TeraWulf Inc. and certain persons listed therein.

4.2	Registration Rights Agreement, dated as of March 1, 2023, by and among TeraWulf Inc. and certain persons listed therein.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the data mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick A. Fleury
Name:	Patrick A. Fleury
Title:	Chief Financial Officer

Dated: March 3, 2023